Revenues (FY)	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Revenue from Contract with Customer [Abstract]
Revenue
2. Revenue
Disaggregation of Revenue
The Company primarily generates its revenue through providing cloud computing services, which include both committed contracts and on-demand services. Revenue recognized related to customer commitments, including revenue from delivering capacity prior to commitment start dates, represented 98% and 96% of total revenue for the three months ended June 30, 2025 and 2024, respectively, and 98% and 95% of total revenue for the six months ended June 30, 2025 and 2024, respectively.
Significant Customers
The following customers accounted for 10% or more of the Company’s revenue for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Customer A	71%	59%	72%	51%
Customer B	*	20%	*	24%
Customer C	*	*	*	*
Customer D	*	*	*	*

*	Customer did not represent 10% or more of revenue.
The customer references of A through D may represent different customers than those reported in a previous period.
Customer A, C, and D accounted for 39%, 25%, and 25% of accounts receivable, net, respectively, as of June 30, 2025. Customer A accounted for 66% of accounts receivable, net as of December 31, 2024.
Strategic Customer Agreement
In March 2025, the Company entered into a commercial agreement (the “Commercial Agreement”) with OpenAI OpCo, LLC (“OpenAI”), pursuant to which the Company provides OpenAI access to cloud computing capacity through fulfillment of reserved capacity orders submitted to the Company by OpenAI. As of June 30, 2025, subject to the satisfaction of delivery and availability of service requirements, OpenAI has committed to pay the Company up to $11.9 billion through October 2030. In the event of the Company’s repeated failure to meet availability of service requirements, OpenAI has the right to terminate all or a portion of the committed amount. Under the outstanding order submitted pursuant to the Commercial Agreement, the Company has established a special purpose vehicle that will hold the infrastructure, and the Company intends for the special purpose vehicle to incur indebtedness to finance its obligations under the Commercial Agreement. Upon an event of default, OpenAI has a lien and security interest in the equity of the special purpose vehicle. As part of the Commercial Agreement, the Company issued 8,750,000 shares of its Class A common stock in connection with the IPO in March 2025, having an aggregate value of $350 million at the time of issuance based on a price per share equal to the IPO price.
The Company accounted for the $350 million as a contra-revenue asset. As of June 30, 2025, the Company classified $41 million as short-term included in prepaid expenses and other current assets on the condensed consolidated balance sheets and $309 million as long-term included in other non-current assets on the condensed consolidated balance sheets. Revenue will be recognized net of the contra-revenue asset amount over time as the Company provides the related cloud computing services.
Contract Balances
The timing of revenue recognition, billings and cash collections result in accounts receivable and deferred revenue. A receivable is recorded at the invoice amount, net of an allowance for credit losses, and is recognized in the period when the Company has the right to invoice its customers and when its right to consideration is unconditional. Payment terms and conditions vary by contract type, although terms generally include a requirement of payment within 60 days. On occasion, the Company has granted payment terms of up to 360 days. In instances where the timing of revenue recognition differs from the timing of payment, the Company has determined that its contracts generally do not include a significant financing component.
Deferred revenue, including current and non-current balances as of June 30, 2025 and December 31, 2024, was $4.8 billion and $4.1 billion, respectively. For the six months ended June 30, 2025 and 2024, revenue recognized from deferred revenue at the beginning of the period was $603 million and $128 million, respectively.
Remaining Performance Obligations (“RPO”)
As of June 30, 2025, the Company had $30.1 billion of unsatisfied RPO, of which 50% is expected to be recognized over the initial 24 months ending June 30, 2027, 40% between months 25 and 48, and the remaining balance recognized between months 49 and 72. This includes amounts from the Commercial Agreement with OpenAI (as described above).

2. Revenue
Disaggregation of Revenue
The Company primarily generates its revenue through providing cloud computing services, which include both committed contracts and on-demand services. Revenue recognized related to customer commitments, including revenue from delivering capacity prior to commitment start dates, represented 20%, 88%, and 96% of total revenue for the years ended December 31, 2022, 2023, and 2024, respectively.
Deferred Revenue
Deferred revenue, including current and non-current balances as of December 31, 2023 and 2024, was $2.0 billion and $4.1 billion, respectively. For the years ended December 31, 2022, 2023, and 2024, revenue recognized from deferred revenue at the beginning of the period was $0 million, $4 million, and $225 million, respectively. The increase in deferred revenue balances as of December 31, 2024 as compared to December 31, 2023 is attributed to the growth in revenue from committed contracts, which typically provide for certain prepayments at contract inception.
Remaining Performance Obligations
As of December 31, 2023, the Company had $9.9 billion of unsatisfied RPO, of which 41% is expected to be recognized over the initial 24 months ending December 31, 2025, 40% between months 25 and 48, and the remaining balance recognized between months 49 and 72.
As of December 31, 2024, the Company had $15.1 billion of unsatisfied RPO, of which 54% is expected to be recognized over the initial 24 months ending December 31, 2026, 42% between months 25 and 48, and the remaining balance recognized between months 49 and 72.